Exhibit 99.1

Apple Reports Third Quarter Results

Posts Second Highest Quarterly Revenue and Earnings in Company’s History

CUPERTINO, California—July 19, 2006—Apple® today announced financial results for its fiscal 2006 third quarter ended July 1, 2006. The Company posted revenue of $4.37 billion and a net quarterly profit of $472 million, or $.54 per diluted share. These results compare to revenue of $3.52 billion and a net profit of $320 million, or $.37 per diluted share, in the year-ago quarter. Gross margin was 30.3 percent, up from 29.7 percent in the year-ago quarter. International sales accounted for 39 percent of the quarter’s revenue.

Apple shipped 1,327,000 Macintosh® computers and 8,111,000 iPods during the quarter, representing 12 percent growth in Macs and 32 percent growth in iPods over the year-ago quarter.

“We’re thrilled with the growth of our Mac business, and especially that over 75 percent of the Macs sold during the quarter used Intel processors. This is the smoothest and most successful transition that any of us have ever experienced,” said Steve Jobs, Apple’s CEO. “In addition, iPod continued to earn a US market share of over 75 percent and we are extremely excited about future iPod products in our pipeline.”

“We’re very pleased to report the second highest quarterly sales and earnings in Apple’s history, resulting in year-over-year revenue growth of 24 percent and earnings growth of 48 percent,” said Peter Oppenheimer, Apple’s CFO. “Looking ahead to the fourth quarter of fiscal 2006, we expect revenue of about $4.5 to $4.6 billion. We expect GAAP earnings per diluted share of about $.46 to $.48, including an estimated $.03 per share expense impact from non-cash stock-based compensation, translating to non-GAAP EPS of about $.49 to $.51.”

As previously announced, an internal investigation discovered irregularities related to the issuance of certain stock option grants made between 1997 and 2001. A special committee of Apple’s outside directors has hired independent counsel to perform an investigation and the Company has informed the SEC. At this time, based upon the irregularities identified to date, management does not anticipate any material adjustment to the financial results included in this earnings release. However, if additional irregularities are identified by the independent investigation, a material adjustment to the financial information could be required.

Apple will provide live streaming of its Q3 2006 financial results conference call utilizing QuickTime®, Apple’s standards-based technology for live and on-demand audio and video streaming. The live webcast will begin at 2:00 p.m. PDT on Wednesday, July 19, 2006 at http://www.apple.com/quicktime/qtv/earningsq306/ and will also be available for replay. The QuickTime player is available free for Macintosh and Windows users at www.apple.com/quicktime.

This press release contains forward-looking statements about the Company’s estimated revenue and earnings per share, the estimated expense impact of non-cash stock-based compensation, and the potential for adjustments to the financial results included in this earnings release based upon irregularities related to the issuance of certain stock option grants made between 1997 and 2001. These statements involve risks and uncertainties and actual results may differ. Risks and uncertainties include the outcome of the recently-announced investigation into the Company’s historical stock option grants and any potential resulting impact on the Company’s financial statements or results; the effect competitive and economic factors and the Company’s reaction to them may have on consumer and business buying decisions with respect to the Company’s products; possible disruption in commercial activities caused by terrorist activity and armed conflict, such as changes in logistics and security arrangements, and reduced end-user purchases relative to expectations; possible disruption in commercial activity as a result of natural disasters or major health concerns including epidemics; continued competitive pressures in the marketplace; the ability of the Company to successfully evolve its operating system; the potential negative ramifications of the transition of all Macs to Intel microprocessors by the end of calendar 2006, or the announcement of such planned transition, for sales of current or future Mac products with Power PC processors; the ability of the Company to make timely delivery of new products with Intel microprocessors and related hardware and software technological changes and innovations to support Intel microprocessors; the development and availability on acceptable terms of components and services essential to enable the Company to deliver products based on Intel microprocessors in a timely manner; the continued availability on acceptable terms of certain components and services essential to the Company’s business currently obtained by the Company from sole or limited sources; the ability of the Company to make timely delivery of new programs, products and successful technological innovations to the marketplace; the effect that product quality problems could have on the Company’s sales and operating profits; the inventory risk associated with the Company’s need to order or commit to order product components in advance of customer orders; the effect that the Company’s dependency on manufacturing and logistics services provided by third parties may have on the quality, quantity or cost of products manufactured or services rendered; the Company’s dependency on the performance of distributors and other resellers of the Company’s products; the Company’s reliance on the availability of third-party digital content; the Company’s dependency on third-party software developers to timely develop future applications that support Intel microprocessors and Power PC microprocessors; the potential impact of a finding that the Company has infringed on the intellectual property rights of others; and risks associated with the Company’s retail initiative including significant investment cost, uncertain consumer acceptance and potential impact on existing reseller relationships. More information on potential factors that could affect the Company’s financial results is included from time to time in the Company’s public reports filed with the SEC, including the Company’s Form 10-K for the fiscal year ended September 24, 2005, the Company’s Form 10-Q for the quarters ended December 31, 2005 and April 1, 2006, and the Company’s Form 10-Q for the quarter ended July 1, 2006 to be filed with the SEC. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Apple ignited the personal computer revolution in the 1970s with the Apple II and reinvented the personal computer in the 1980s with the Macintosh. Today, Apple continues to lead the industry in innovation with its award-winning desktop and notebook computers, OS X operating system, and iLife and professional applications. Apple is also spearheading the digital music revolution with its iPod portable music players and iTunes online music store.

Press Contact:

Steve Dowling

(408) 974-1896

dowling@apple.com

Investor Relations Contacts:

Nancy Paxton

(408) 974-5420

paxton1@apple.com

Joan Hoover

(408) 974-4570

hoover1@apple.com

NOTE TO EDITORS: For additional information visit Apple’s PR website (www.apple.com/pr/), or call Apple’s Media Helpline at (408) 974-2042.

© 2006 Apple Computer, Inc. All rights reserved. Apple, the Apple logo, Mac, Mac OS, Macintosh and QuickTime are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In millions, except share amounts)

	July 1,	September 24,
	2006	2005
ASSETS:
Current assets:
Cash and cash equivalents	$8,013	$3,491
Short-term investments	1,163	4,770
Accounts receivable, less allowances of $51 and $46, respectively	1,089	895
Inventories	213	165
Deferred tax assets	491	331
Other current assets	1,522	648
Total current assets	12,491	10,300
Property, plant, and equipment, net	1,197	817
Goodwill	38	69
Acquired intangible assets	37	27
Other assets	1,386	338
Total assets	$15,149	$11,551

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$2,513	$1,779
Accrued expenses	2,507	1,705
Total current liabilities	5,020	3,484
Non-current liabilities	761	601
Total liabilities	5,781	4,085

Commitments and contingencies

Shareholders’ equity:
Common stock, no par value; 1,800,000,000 shares authorized; 852,987,629 and 835,019,364 shares issued and outstanding, respectively	4,207	3,521
Deferred stock compensation	—	(60)
Retained earnings	5,145	4,005
Accumulated other comprehensive income	16	—
Total shareholders’ equity	9,368	7,466
Total liabilities and shareholders’ equity	$15,149	$11,551

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In millions, except share and per share amounts)

	THREE MONTHS ENDED		NINE MONTHS ENDED
	July 1,	June 25,	July 1,	June 25,
	2006	2005	2006	2005

Net sales	$4,370	$3,520	$14,478	$10,253
Cost of sales (1)	3,045	2,476	10,292	7,245
Gross margin	1,325	1,044	4,186	3,008

Operating expenses:
Research and development (1)	175	145	533	387
Selling, general, and administrative (1)	584	472	1,808	1,389
Total operating expenses	759	617	2,341	1,776

Operating income	566	427	1,845	1,232

Other income and expense	95	46	252	105

Income before provision for income taxes	661	473	2,097	1,337
Provision for income taxes	189	153	650	432

Net income	$472	$320	$1,447	$905

Earnings per common share:
Basic	$0.55	$0.39	$1.72	$1.13
Diluted	$0.54	$0.37	$1.65	$1.06

Shares used in computing earnings per share (in thousands):
Basic	851,375	815,092	840,759	804,098
Diluted	876,368	860,688	876,971	853,105

(1)           Stock-based compensation expense was allocated as follows:

Cost of sales	$6	$—	$16	$1
Research and development	$12	$2	$40	$4
Selling, general, and administrative	$19	$9	$67	$26

UNAUDITED RECONCILIATION OF NON-GAAP TO GAAP RESULTS OF OPERATIONS

(In millions, except share and per share amounts)

	Three Months Ended July 1, 2006				Three Months Ended June 25, 2005
	As Reported	Non-GAAP Adjustments	(a)	Non-GAAP	As Reported	Non-GAAP Adjustments	(a)	Non-GAAP

Gross Margin	$1,325	$6	(b)	$1,331	$1,044	$—		$1,044

Gross Margin Percentage	30.3%	0.1	%(b)	30.4%	29.7%	—		29.7%

Operating Income	$566	$37	(b)	$603	$427	$11	(c)	$438

Operating Margin Percentage	13.0%	0.8	%(b)	13.8%	12.1%	0.3	%(c)	12.4%

Provision for Income Taxes	$189	$10	(d)	$199	$153	$1	(d)	$154

Net Income	$472	$27		$499	$320	$10		$330

Earnings per common share:
Basic	$0.55			$0.59	$0.39			$0.40
Diluted	$0.54			$0.57	$0.37			$0.38

Shares used in computing earnings per share (in thousands):
Basic	851,375			851,375	815,092			815,092
Diluted	876,368			876,368	860,688			860,688

(a)       These adjustments reconcile the Company’s GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results excluding non-cash stock-based compensation provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results. The Company adopted the fair-value recognition provisions of SFAS No. 123 revised (123R) to expense stock-based compensation in its fiscal quarter ended December 31, 2005.  Prior to the adoption of SFAS No. 123R, the Company accounted for employee stock-based compensation using the intrinsic value method prescribed by APB No. 25.

(b)       These adjustments reflect the non-cash stock-based compensation expense as measured under SFAS No. 123R related to unvested stock awards, including stock options, restricted stock units, and employee stock purchase plan shares.  The fair-value calculated expense as determined on the awards’ grant date is recognized as the requisite service is rendered.

(c)        These adjustments reflect the non-cash compensation expense as measured under APB No. 25 related primarily to restricted stock awarded to the Company’s CEO in fiscal 2003 and restricted stock units awarded to selected members of the Company’s senior management team in fiscal 2004 and 2005. Note that neither the Company’s GAAP nor non-GAAP results of operations in fiscal year 2005 included the accounting impact had the Company chosen to apply the fair-value recognition provisions of SFAS No. 123R.

(d)       Amount reflects the expected tax impact on the above noted non-GAAP adjustments.

UNAUDITED RECONCILIATION OF NON-GAAP TO GAAP RESULTS OF OPERATIONS

(In millions, except share and per share amounts)

	Nine Months Ended July 1, 2006				Nine Months Ended June 25, 2005
	As Reported	Non-GAAP Adjustments	(a)	Non-GAAP	As Reported	Non-GAAP Adjustments	(a)	Non-GAAP

Gross Margin	$4,186	$16	(b)	$4,202	$3,008	$1	(c)	$3,009

Gross Margin Percentage	28.9%	0.1	%(b)	29.0%	29.3%	—	(c)	29.3%

Operating Income	$1,845	$123	(b)	$1,968	$1,232	$31	(c)	$1,263

Operating Margin Percentage	12.7%	0.9	%(b)	13.6%	12.0%	0.3	%(c)	12.3%

Provision for income taxes	$650	$36	(d)	$686	$432	$3	(d)	$435

Net income	$1,447	$87		$1,534	$905	$28		$933

Earnings per common share:
Basic	$1.72			$1.82	$1.13			$1.16
Diluted	$1.65			$1.75	$1.06			$1.09

Shares used in computing earnings per share (in thousands):
Basic	840,759			840,759	804,098			804,098
Diluted	876,971			876,971	853,105			853,105

(a)       These adjustments reconcile the Company’s GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results excluding non-cash stock-based compensation provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results. The Company adopted the fair-value recognition provisions of SFAS No. 123 revised (123R) to expense stock-based compensation in its fiscal quarter ended December 31, 2005.  Prior to the adoption of SFAS No. 123R, the Company accounted for employee stock-based compensation using the intrinsic value method prescribed by APB No. 25.

(b)       These adjustments reflect the non-cash stock-based compensation expense as measured under SFAS No. 123R related to unvested stock awards, including stock options, restricted stock, restricted stock units, and employee stock purchase plan shares.  The fair-value calculated expense as determined on the awards’ grant date is recognized as the requisite service is rendered.

(c)        These adjustments reflect the non-cash compensation expense as measured under APB No. 25 related primarily to restricted stock awarded to the Company’s CEO in fiscal 2003 and restricted stock units awarded to selected members of the Company’s senior management team in fiscal 2004 and 2005. Note that neither the Company’s GAAP nor non-GAAP results of operations in fiscal year 2005 included the accounting impact had the Company chosen to apply the fair-value recognition provisions of SFAS No. 123R.

(d)       Amount reflects the expected tax impact on the above noted non-GAAP adjustments.

UNAUDITED RECONCILIATION OF NON-GAAP TO GAAP FINANCIAL GUIDANCE SUMMARY

(In millions, except per share amounts)

The financial guidance provided below is an estimate based on information available as of July 19, 2006. The Company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the Company’s financial results are stated above in this press release. More information on potential factors that could affect the Company’s financial results is included from time to time in the Company’s public reports filed with the SEC, including the Company’s Form 10-K for the fiscal year ended September 24, 2005, the Company’s Form 10-Q for the quarters ended December 31, 2005 and April 1, 2006, and the Company’s Form 10-Q for the quarter ended July 1, 2006 to be filed with the SEC. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

	Q4 2006 Financial Guidance Summary
	GAAP	Non-GAAP Adjustments	(a)	Non-GAAP
Gross margin percentage	28.4%	0.1	%(b)	28.5%

Operating expenses	$785	$34	(b)	$751

Diluted earnings per common share	$0.46 - $0.48	$0.03	(c)	$0.49 - $0.51

(a)       These adjustments reconcile the Company’s GAAP to its non-GAAP financial guidance for the fourth quarter of fiscal 2006. The Company believes that excluding non-cash stock-based compensation provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes.  These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

(b)       Reflects the expected non-cash compensation expense attributable to stock-based compensation awards including stock options, restricted stock units, and employee stock purchase plan shares. This amount reflects the total estimated expense from the application of SFAS No. 123R, which the Company adopted in the first quarter of fiscal 2006.

(c)        This adjustment represents the expected net of tax impact on earnings per share from the non-GAAP adjustments related to stock-based compensation expense.